Exhibit 1

      AGREEMENT WITH RESPECT TO THE FILING OF JOINT ACQUISITION STATEMENTS UNDER RULE 13D-1(K) UNDER THE SECURITIES EXCHANGE ACT OF 1934

      Each of the undersigned hereby agrees, with respect to the filing of a statement on Schedule 13D, dated the date hereof, relating to the Common Stock of Redback Networks Inc., and any and all amendments relating thereto, that such statement (and any and all amendments thereto) is or will be filed on behalf of each of them, it being understood and agreed, as provided in the aforesaid Rule 13d-1(k)(1), that each such person is responsible for the completeness and accuracy of the information concerning such person contained therein, but is not responsible for other persons making the filing unless such person knows or has reason to believe that such information is inaccurate.

      Date: January 15, 2004


                                    LYDIAN  ASSET MANAGEMENT L.P.

                                    By: /s/ David C. Friezo
                                        ----------------------------------
                                    Name:  David C. Friezo
                                    Title: Partner


                                    LYDIAN OVERSEAS PARTNERS MASTER FUND LTD.

                                    By: /s/ David C. Friezo
                                        ----------------------------------
                                    Name:  David C. Friezo
                                    Title: Director


                                    LYDIAN GLOBAL OPPORTUNITIES MASTER FUND LTD.

                                    By: /s/ David C. Friezo
                                        ----------------------------------
                                    Name:  David C. Friezo
                                    Title: Director


                                    DYLAN (IMA) LTD.

                                    By: /s/ Steven Ritchie
                                        ----------------------------------
                                    Name:  Steven Ritchie
                                    Title: Signatory


                                    /s/ David C. Friezo
                                    ----------------------------------
                                    David C. Friezo